[PREVENTX LOGO]

FOR IMMEDIATE RELEASE                                       CONTACT:
                                                            Stephen Phillips or
                                                            Diana Lueptow
                                                            Edward Howard & Co.
                                                            (216) 781-2400

     EMPYREAN BIOSCIENCE LAWSUIT AGAINST INTERNATIONAL BIOSCIENCE CONTINUES

CLEVELAND, May 3, 2000 - Empyrean Bioscience Inc. (OTCBB: EMDG), said today that its lawsuit against International Bioscience Corporation (IBC) in U.S. District Court for the Southern District of Florida will continue despite the Court's denial of its request for a preliminary injunction that would have enjoined IBC from certain anticipatory breaches of its exclusive licensing agreement with Empyrean. The Court's decision does not affect the merits of the case nor Empyrean's claim for money damages against IBC, but defers them to a full trial, which Empyrean expects to be held later this year.

     Empyrean's claim for the full rights accorded to it under the exclusive license agreement, which is the center of the dispute with IBC, will not impact the Company's current operations. The Court observed in its Order, and IBC acknowledged in its pleadings filed with the court, that Empyrean's rights to sell the hand lotion in the United States and Canada arise from different and separate agreements with IBC, and such rights are not affected by this lawsuit. Empyrean said it has sufficient inventory levels of Preventx(R) hand sanitizer and enjoys an outstanding relationship with its supplier, allowing it to continue meeting and exceeding its growing market needs.

     Empyrean - a consumer products company specializing in innovative personal care products designed to prevent the spread of infectious diseases - entered into an exclusive licensing agreement with IBC in February 1998 that enables Empyrean to develop, manufacture, market and distribute all of IBC's products throughout the world, with the exception of Africa, Hong Kong and Taiwan. In return, Empyrean has asserted that it has, in good faith, satisfied its requirements under the agreement.
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     The company's suit,  which was filed on April 10, 2000 against IBC, seeks a jury trial and compensatory damages, as well as a declaration that the exclusive license agreement remains in full force and effect. Following Empyrean's request for a preliminary injunction, IBC purported to terminate the exclusive license agreement, an issue that will be considered at the full trial. If an unfavorable decision were to be rendered against Empyrean at the full trial, Empyrean's business could be materially and adversely affected. While no assurance can be given on the ultimate outcome, management believes Empyrean will be successful should a full trial occur. The trial date has not yet been set.

     "Consistent with the Court's decision, we will conduct business as usual and satisfy market demand for our Preventx(R) hand sanitizer," said Richard C. Adamany, Empyrean's president and chief executive officer. "We look forward to expedited discovery and a speedy trial to prove our case that IBC disregarded key provisions explicitly spelled out in our exclusive licensing agreement."

     Empyrean Bioscience is a consumer products company specializing in the marketing, sale and distribution of innovative personal care products designed to prevent the spread of infectious diseases. For more information, see www.empyreanbio.com.

THIS PRESS RELEASE INCLUDES STATEMENTS THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE STATEMENTS REGARDING "MANAGEMENT BELIEVES EMPYREAN WILL BE SUCCESSFUL,""CONDUCT BUSINESS AS USUAL AND SATISFY MARKET DEMAND" AND "PROVE OUR CASE" ARE FORWARD-LOOKING IN NATURE. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. SUCH RISKS INCLUDE, AMONG OTHER FACTORS, THE ACCEPTABILITY OF THE POTENTIAL PRODUCT IN THE MARKETPLACE AND THE ABILITY TO OBTAIN SUFFICIENT CAPITAL TO FUND OPERATIONS. ADDITIONAL FACTORS, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS IN THE FORWARD-LOOKING STATEMENTS, ARE SET FORTH IN THE COMPANY'S FORM 10K-SB ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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